SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

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                            FORM 8-K/A
                         Amendment  No. 1
                          CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): April 16, 1997


                             Saf T Lok Incorporated
     (Exact name of registrant as specified in its charter)


        Florida                1-11968            65-0142837
       (State of             (Commission     (IRS Employer Iden-
    Incorporation)          File Number)       tification No.)




       18245 S.E. Federal Highway, Tequesta, Florida 33469
            (Address of principal executive offices)


Registrant's telephone number, including area code: 561-743-5625

Item 5.     OTHER EVENTS

John L. Gardner became President of the Registrant on April 16, 1997, assuming that position from Franklin W. Brooks, who remains Chairman of the Board. Mr. Gardner now serves as Chief Executive Officer of the Registrant. Additionally, Mr. Gardner was elected as a Director of the Registrant.

Mr. Gardner (age 61) has been Chairman and Chief Executive Officer of Central Florida Innovation Corporation, a high technology business incubator in Orlando, Florida since 1996. Prior to that, from 1993 to 1996 he served as Vice President and General Manager of the Orlando division of Coleman Research Cor poration, a computer hardware engineering company. From 1986 through 1993 he worked for McDonnell Douglas, most recently as Vice President/ General Manager of its Laser and Electronics Systems Division generating $230 million in annual sales. Mr. Gardner earned a bachelors of science degree in mathematics and physics from Louisiana State University in 1957 and a masters of science degree in aeronautics from the California Institute of Technology in 1958. He attended Harvard University's Advanced Management Program in 1991.

EXHIBITS

Exhibit Number

10.1

Exhibit Table

Employment Agreement for John Gardner

                        S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 18, 1997                   SAF T LOK INCORPORATED


                                   By:
/s/ Frank Brooks
________________________________      Franklin W. Brooks, Chairman



INDEX TO EXHIBITS

Exhibit

Description


10.1

Employment Agreement for John Gardner

Exhibit Table

Employment Agreement for John Gardner





EXHIBIT 10.1  Employment Agreement

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT made this 16th day of April, 1997 by and between SAF T LOK INCORPORATED, a Florida corporation (the "Company"), and
 JOHN GARDNER ("Executive).

In consideration of the mutual covenants and agreements herein contained, the monies to be paid hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Term of Employment. The Company hereby employs Executive and Executive hereby accepts employment with the Company for a period beginning as of the date hereof and terminating, unless sooner terminated as provided herein, on April 30, 1999.

2. Duties of Executive. Executive is hereby hired and employed by the Company to perform the duties and accept the responsibilities as herein set forth. During the term hereof, Executive shall be President and Chief Executive Officer of the Company and shall devote his efforts to rendering services to the Company in such capacities. In such capacities, Executive shall be the principal officer of the Company and shall have full power to conduct the business of the Company, and have the responsibility for the active management, control and supervision of the business and affairs of the Company, subject only to the supervision and control of the Company's Board of Directors (the "Board"). Executive shall report only to the Chairman of the Board. Executive's powers and authority shall be superior to those of any officer or employee of the Company. Executive shall not be required without his consent to undertake responsibilities not commensurate with his position.

The Company agrees to nominate Executive for election to the Board of Directors of the Company at each annual meeting of shareholders during his employment hereunder. Executive agrees to serve on the Board once so elected.

3. Exclusivity. During the term hereof Executive shall devote all of his productive time, ability and attention to the business of the Company, except that Executive may, subject to the provisions of Section 8 hereof, undertake or continue to conduct other business, civic or charitable activities during the term hereof if such activities do not interfere, directly or indirectly, with the duties of Executive hereunder. The Company agrees that Executive may, at Executive's option, hold outside directorships subject to approval by the Board during the term of this Agreement.

Executive shall be deemed to be engaged in or concerned with a duty or pursuit which is contrary to this Agreement only if he has received written notice to such effect, setting forth with reasonable specificity the basis of such claim, from the Company and has not, within sixty (60) days from the date of his receipt of any such written notice, initiated steps to eliminate his engagement in or concern with such duties or pursuits as are specified in such notice as being contrary to this Agreement.

4. Compensation of Executive.

   (a)Base Salary. As compensation for services rendered under this Agree-ment, Executive shall be entitled to receive from the Company a base salary ("Base Salary") of one hundred thousand dollars ($100,000) per year, payable in accordance with the normal payroll practices of the Company.

   (b)Incentive Bonuses. In addition to his Base Salary, the Company shall pay Executive an annual incentive cash bonus ("Incentive Bonus") based upon the Company's performance, in such amount as may be deemed appropriate by the Board. Each Incentive Bonus shall be payable to executive thirty (30) days following the date the Company's audited consolidated statement of income for the applicable fiscal year becomes available.

   (c)Stock Option. As additional compensation, the Company and Executive shall simultaneously herewith enter into a Stock Option Agreement in the form attached hereto as Exhibit "A".

5. Executive Benefits. Executive shall be entitled to receive all benefits generally made available to executives of the Company.

6. Vacation. Executive shall be entitled to annul vacation at full pay in accordance with the Company's vacation and leave policies in effect for its executives from time to time.

7. Reimbursement of Executive Expenses. Executive shall be expected to incur various business expenses customarily incurred by persons holding like positions, including, but not limited to, traveling, entertainment and similar expenses, for the benefit of the Company. Subject to the Company's policy regarding the reimbursement of such expenses, the Company shall reimburse Executive for such expenses from time to time, at Executive's request, and Executive shall account to the Company for such expenses.

8. Termination by the Company.

   (a) The Company shall have the right to terminate this Agreement under the following circumstances:

        (i) Upon the death of Executive;

       (ii) Upon notice from the Company to Executive in the event of an illness or other disability which has incapacitated him from performing his duties for two (2) consecutive months as determined in good faith by the Board; or

      (iii) For "good cause" upon notice from the Company. Termination by the Company of Executive's employment for "good cause" shall be limited to the following circumstances:

          (A) Executive is convicted of, pleads guilty to or pleads nolo contendere to a felony crime involving moral turpitude;

          (B) Executive is found guilty of or pleads no contest to fraud, conversion, embezzlement, falsifying records or reports or a similar crime involving the Company's property;

          (C) Executive willfully breaches this Agreement; or

          (D) The voluntary resignation by Executive as an employee of the Company.

   (b) If this Agreement is terminated pursuant to Section 8(a) above, Executive's rights and the Company's obligations hereunder shall forthwith terminate except as expressly provided in this Agreement.

   (c) If this Agreement is terminated pursuant to Section 8(a) (i) or (ii) hereof, Executive or his estate shall be entitled to receive:

        (i) a cash payment equal to Executive's Base Salary hereunder for the remainder of the term hereof, payable within thirty (30) days of the date of such termination;

       (ii) All Incentive Bonuses granted to him by the Board pursuant to
Section 4(b) above; and

      (iii) All stock options granted by the Company to Executive pursuant to the stock option agreement referred to in Section 4(c) hereof or otherwise, all of which shall accelerate and become immediately exercisable.

The Company may purchase insurance to cover all or any part of its obligations set forth in this Section 8(c), and Executive agrees to take a physical examination to facilitate the obtaining of such insurance. However, death and disability benefits are not conditioned upon the Executive's insurability or the Company's obtaining insurance.

   (d) Whenever compensation is payable to Executive hereunder during a time when he is partially or totally disabled and such disability (except for the provisions hereof) would entitle him to disability income or to salary continuation payments from the Company according to any Company policy in effect at the time of such disability, the compensation payable to him hereunder shall be inclusive of any disability income or salary continuation and shall not be in addition thereto. If disability income is payable directly to Executive by an insurance company under an insurance policy paid for by the Company, the amounts paid to him by said insurance company shall be considered to be part of the payments to be made by the Company to him pursuant to this Section, and shall not be in addition thereto.

9. Termination by Executive. Executive shall have the right to terminate his employment under this Agreement upon thirty (30) days' notice to the Company given sixty (60) days following the occurrence of any of the following events:

   (a) Executive is not elected or retained as President and Chief Executive Officer and a director of the Company;

   (b) The Company materially reduces Executive's duties and responsibilities hereunder. Executive's duties and responsibilities shall not be deemed materially reduced for purposes hereof solely by virtue of the fact that the Company is (or substantially all of its assets are) sold to, or is combined with, another entity provided that (i) Executive shall continue to have the same duties and responsibilities with respect to the Company's firearms lock business, and (ii) Executive shall report directly to the board of directors of the entity that acquires the Company or its assets.

10. Consequences of Breach by the Company.

   (a) If this Agreement is terminated pursuant to Section 9 hereof, or if the Company shall terminate Executive's employment under this Agreement in any other way that is a breach of this Agreement by the Company, the following shall apply:

        (i) Executive shall receive a cash payment equal to the Executive's Base Salary hereunder for the remainder of the term hereof, payable within thirty (30) days of the date of such termination;

       (ii) Executive shall be entitled to all Incentive Bonuses granted to him by the Board pursuant to Section 4(b) above;

      (iii) All stock options granted by the Company to Executive pursuant to the stock option agreement referred to in Section 4(c) hereof or otherwise shall accelerate and become immediately exercisable.

   (b) If any benefit under the preceding subsection is finally determined by the Internal Revenue Service to be an "Excess Parachute Payment" under
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") the Company shall pay Executive an additional amount such that (x) the excess of all Excess Parachute Payments (including payments under this sentence) over the sum of excise tax thereon under Section 4999 of the Code and income tax thereon under Subtitle A of the Code and under applicable state law is equal to (y) the excess of all Excess Parachute Payments (excluding payments under this sentence) over income tax thereon under Subtitle A of the Code and under applicable state law.

11. Remedies. The Company recognizes that because of Executive's special talents and stature, in the event of termination by the Company hereunder (except under Section 8(a)), or in the event of termination by Executive under
Section 9, before the end of the agreed term, the Company acknowledges and agrees that the provisions of this Agreement regarding further payments of Base Salary, Incentive Bonuses and the exercisability of stock options constitute fair and reasonable provisions for the consequences of such termination, do not constitute a penalty, and such payments and benefits shall not be limited to or reduced by amounts Executive might earn or be able to earn from any other employment or ventures during the remainder of the agree term of this Agreement.

12. Notices and Demands. Any notice or demand, which, by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto, except as otherwise provided therein, is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes if sent by certified or registered mail, postage and charges pre-paid, to the following addresses: if to the Company, Attention: Franklin W. Brooks, 18245 S.E. Federal Highway, Tequesta, FL 33469, or at any other address designated by the Company to Executive in writing, and if to Exec-utive, 6124 Cheshire Lane, Orlando, FL 32819, or at any other address designated by Executive to the Company in writing.

12. Severability. In case any covenant, condition, term or provision con-tained in this Agreement shall be held to be invalid, illegal or unen-forceable in any respect, in whole or in par, by judgment, order or decree of any court or other judicial tribunal of competent jurisdiction, from which judgment, order or decree no further appeal or petition for review is available, the validity of the remaining covenants, conditions, terms and provisions contained in this Agreement. And the validity of the remaining part of any term or provision held to be partially invalid, illegal or unenforceable, shall in no way be affected, prejudiced or disturbed thereby.

14. Waiver or Modification. No waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Furthermore, no evidence or any waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties arising out of or affecting this Agreement, or the rights or obligations of any party hereunder, unless such waiver or modification is in writing and duly executed as aforesaid. The provisions of this Section may not be waived except as herein set forth.

15. Complete Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter of this Agreement and supersedes any and all previous agreements between the parties, whether written or oral, with respect to such subject matter.

16. Applicable Law, Binding Effect and Venue. This Agreement shall be construed and regulated under and by the laws of the State of Florida, and shall inure or the benefit of and be binding upon the parties hereto and their heirs, personal representatives, successors and assigns. Venue for any action related to or arising out of this Agreement shall lie in Martin County, Florida.

IN WITNESS WHEREOF, the undersigned have executed this Employment Agreement as of the date first written above with the intent to be legally bound.


SAF T LOK INCORPORATED


BY: /s/ Franklin W. Brooks, Chairman



/s/ John Gardner